Exhibit 99.2

MiddleBrook Pharmaceuticals, Inc. Third Quarter 2009 Conference Call Slides

Forward-Looking Statement This presentation contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about MiddleBrook's strategies for the commercialization of MOXATAG, MOXATAG's expected growth and market position, the impact of MiddleBrook's sales force realignment and reduction in headcount, the success and financial impact of the $20 Max Copay Program, expansion of coverage of Moxatag under managed care and Medicaid plans, MiddleBrook's growth strategies and future financial performance, and MiddleBrook's need for additional capital. Words such as "continue," "will," "believe," "intend," "expect," "anticipate," "plan," "potential," "estimate," "may," "should," "could," "would," and similar expressions identify forward-looking statements. Such forward-looking statements represent MiddleBrook's expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to obtain market acceptance of or to successfully commercialize MOXATAG, the effectiveness of the PULSYS technology, the severity of the strep throat season, the effectiveness of Middlebrook's sales and marketing infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in MiddleBrook's Annual Report on Form 10-K for the year ended December 31, 2008 and in Part II, Item 1A. Risk Factors in MiddleBrook's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable securities laws, MiddleBrook undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. 2

Source: MiddleBrook Pharmacy Stocking Survey Data from the Customer Analysis & Targeting System (CATS) / Synergistix, Inc. 3

4 July 14: $20 max co-pay program began Moxatag Weekly Prescriptions Source: IMS Health(tm) Xponent weekly data for the week ended 10/23/2009

Source: IMS Health(tm) Xponent Weekly Data for the week ended 10/16/2009 5

6 Source: IMS Health(tm) Xponent monthly data for the month ended August 2009

16.4 million oral-solid pharyngitis TRx in 2008 Antibiotic Class 7 $1 Billion Market Opportunity Note: The source for the prescription data is the IMS Health National Prescription Audit(tm) and National Disease and Therapeutic Index(tm) 2008 ,and the dollar market opportunity is calculated at our ex-factory price of about $75 per prescription.

Source: IMS Health(tm) Xponent weekly data for the week ended 10/16/2009 8

Physicians Rate Moxatag Favorably Compared to Amoxicillin Survey of U.S. PCPs: Average rating of Moxatag vs. generic amoxicillin Dosing frequency Likely compliance Efficacy Side effect profile Past success Duration of therapy Very poor Very good Once-daily dosing is cited as the most attractive feature of Moxatag and the primary reason for prescribing Most physicians feel Moxatag is as effective as generic amoxicillin, while some feel the increased compliance of once-daily dosing results in greater overall efficacy Generic amoxicillin Moxatag Source: LEK Consulting survey conducted with 29 U.S.-based primary care physicians in August 2009. 9

KEFLEX, KEFLEX 250 MG, KEFLEX 500MG, KEFLEX 750 MG, MiddleBrook, MiddleBrook Pharmaceuticals (stylized), MiddleBrook Pharmaceuticals, Inc., M1 (stylized), MOX-10, MOXAKIT, MOXATAG1 (stylized), MOXATAG, MOXATEN, MOXPAK, MOX-PAK and PULSYS are our trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademarks applications. Each of the other trademarks, tradenames, or service marks appearing in this document belongs to the respective holder, as used herein, except as otherwise indicated by the context. References to "we," "us," "our," "MiddleBrook," or the "Company," refer to MiddleBrook Pharmaceuticals, Inc., and its subsidiaries.


moxatag
775 mg
MB-111
MOX
750 mg
KEFLEX
Cephalexin, USP
MiddleBrook

MiddleBrook
PHARMACEUTICALS®